Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 21: Income Taxes
The components of income tax expense were:

	Year ended December 31,
(in millions)	2014	2013	2012
Current:
Federal	$7,321	4,601	9,141
State and local	520	736	1,198
Foreign	112	91	61
Total current	7,953	5,428	10,400
Deferred:
Federal	2,117	4,457	(1,151)
State and local	224	522	(166)
Foreign	13	(2)	20
Total deferred	2,354	4,977	(1,297)
Total	$10,307	10,405	9,103

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in the following table.

	December 31,
(in millions)	2014	2013
Deferred tax assets
Allowance for loan losses	$4,592	5,227
Deferred compensation and employee benefits	4,608	4,283
Accrued expenses	1,213	1,247
PCI loans	1,935	2,150
Basis difference in investments	382	1,084
Net operating loss and tax credit carry forwards	631	773
Other	1,318	1,720
Total deferred tax assets	14,679	16,484
Deferred tax assets valuation allowance	(426)	(457)
Deferred tax liabilities
Mortgage servicing rights	(5,860)	(6,657)
Leasing	(4,057)	(4,274)
Mark to market, net	(7,635)	(5,761)
Intangible assets	(1,494)	(1,885)
Net unrealized gains on investment securities	(2,737)	(1,155)
Insurance reserves	(2,087)	(2,068)
Other	(1,635)	(1,733)
Total deferred tax liabilities	(25,505)	(23,533)
Net deferred tax liability (1)	$(11,252)	(7,506)

(1)	Included in accrued expenses and other liabilities.

Deferred taxes related to net unrealized gains (losses) on investment securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 23 (Other Comprehensive Income)). These associated adjustments decreased OCI by $1.3 billion in 2014.
We have determined that a valuation reserve is required for 2014 in the amount of $426 million predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
At December 31, 2014, we had net operating loss carry forwards with related deferred tax assets of $631 million. If these carry forwards are not utilized, they will expire in varying amounts through 2034.
At December 31, 2014, we had undistributed foreign earnings of $1.8 billion related to foreign subsidiaries. We intend to reinvest these earnings indefinitely outside the U.S. and accordingly have not provided $513 million of income tax liability on these earnings.
The following table reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

	December 31,
	2014		2013		2012
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$11,677	35.0%	$11,299	35.0%	$9,800	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	971	2.9	964	3.0	856	3.1
Tax-exempt interest	(550)	(1.6)	(490)	(1.5)	(414)	(1.5)
Excludable dividends	(70)	(0.2)	(49)	(0.2)	(132)	(0.5)
Tax credits	(1,074)	(3.2)	(967)	(3.0)	(815)	(2.9)
Life insurance	(179)	(0.5)	(173)	(0.5)	(524)	(1.9)
Leveraged lease tax expense	158	0.5	302	0.9	347	1.2
Other	(626)	(2.0)	(481)	(1.5)	(15)	—
Effective income tax expense and rate	$10,307	30.9%	$10,405	32.2%	$9,103	32.5%

The effective tax rate for 2014, includes a net reduction in the reserve for uncertain tax positions primarily due to the resolution of prior period matters with state taxing authorities. The effective tax rate for 2013, included a net reduction in the reserve for uncertain tax positions primarily due to settlements with authorities regarding certain cross border transactions and tax benefits recognized from the realization for tax purposes of a previously written down investment. The 2012 effective tax rate included a tax benefit resulting from the surrender of previously written-down Wachovia life insurance investments.
The change in unrecognized tax benefits follows:

	Year ended December 31,
(in millions)	2014	2013
Balance at beginning of year	$5,528	6,069
Additions:
For tax positions related to the current year	412	427
For tax positions related to prior years	324	283
Reductions:
For tax positions related to prior years	(213)	(540)
Lapse of statute of limitations	(50)	(74)
Settlements with tax authorities	(999)	(637)
Balance at end of year	$5,002	5,528

Of the $5.0 billion of unrecognized tax benefits at December 31, 2014, approximately $3.1 billion would, if recognized, affect the effective tax rate. The remaining $1.9 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We recognize interest and penalties as a component of income tax expense. At December 31, 2014 and 2013, we have accrued approximately $660 million and $832 million for the payment of interest and penalties, respectively. In 2014, we recognized in income tax expense, a net tax benefit related to interest and penalties of $142 million. In 2013, we recognized in income tax expense, interest and penalties of $69 million.

We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2007 through 2012 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007. Wachovia Corporation and its subsidiaries are no longer subject to federal examination and, with limited exception, are no longer subject to state, local and foreign income tax examinations.
We are litigating or appealing various issues related to our prior IRS examinations for the periods 2003 through 2006, and we are appealing various issues related to IRS examinations of Wachovia’s 2006 through 2008 tax years. We have paid the IRS the contested income tax and interest associated with these issues and refund claims have been filed for the respective years. During 2014 we filed a petition for certiorari to the U.S. Supreme Court, which was denied, in connection with a lease restructuring transaction. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $700 million to our gross unrecognized tax benefits.